    First USA Bank
    First USA Management
    Post Office Box 650370
    Dallas, TX 75265-0370
    Tel (214)849-2000


                                                                   EXHIBIT 99.19

                                                [LOGO OF FIRST USA APPEARS HERE]



                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-4
                -----------------------------------------------

               Monthly Period:                   09/01/96 to
                                                 09/30/96
               Distribution Date:                10/10/96
               Transfer Date:                    10/09/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                          Class A                    $4.73515834
                                          Class                       4.88515826
                                          CIA Inv. Amt.               5.70180605
                                                            --------------------
                                          Total (weighted avg.)      $4.83824136


     2.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Certificates, per $1,000 original
         certificate principal amount     Class A                    $4.73515834
                                          Class B                     4.88515826
                                          CIA Inv. Amt.               5.70180605
                                                            --------------------
                                          Total (weighted avg.)      $4.83824136

MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1996-4
Page 2

     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount


                                          Class A                    $0.00000000
                                          Class B                     0.00000000
                                          CIA Inv. Amt.               0.00000000
                                                              ------------------
                                          Total                      $0.00000000

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Allocation of Principal Receivables.
         ------------------------------------

         The aggregate amount of Allocations of Principal
         Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                          Class A                 $48,751,376.01
                                          Class B                   4,411,954.47
                                          CIA Inv. Amt.             5,579,649.97
                                                              ------------------
                                          Total                   $58,742,980.45
                                                              ==================

     2.  Allocation of Finance Charge Receivables.
         -----------------------------------------

         (a)   The aggregate amount of Allocations of
               Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                          Class A                  $8,019,731.96
                                          Class B                           0.00
                                          CIA Inv. Amt.                     0.00
                                                              ------------------
                                          Total                    $8,019,731.96
                                                              ==================

         (b)   Principal Funding Investment Proceeds
               (to Class A)                                                  N/A
         (c)   Withdrawals from Reserve Account (to Class A)                 N/A
                                                              ------------------
                Class A Available Funds                            $8,019,731.96
                                                              ==================

         (b)   Principal Funding Investment Proceeds
               (to Class B)                                                  N/A
         (c)   Withdrawals from Reserve Account (to Class B)                 N/A
                                                              ------------------
                Class B Available Funds                                    $0.00
                                                              ==================

         (b)   Prin. Funding Investment Proceeds
               (to Class CIA)                                                N/A
         (c)   Withdrawals from Reserve Account
               (to Class CIA)                                                N/A
                                                              ------------------
                CIA Available Funds                                        $0.00
                                                              ==================

     3.  Principal Receivables / Investor Percentages
         --------------------------------------------

         (a)   The aggregate amount of Principal Receivables
               in the Trust as of the  last day of the
               Monthly Period                                 $17,053,055,117.78

MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1996-4
Page 3

      (b)  Invested Amount as of the last day of the preceding
           month (Adjusted Class A Invested Amount during
           Accumulation Period)
                              Class A                            $500,000,000.00
                              Class B                              45,180,000.00
                              CIA Inv. Amt.                        57,230,000.00
                                                                ----------------
                              Total                              $602,410,000.00

      (c)  The Floating Allocation Percentage: The Invested
           Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal
           Receivables as of the Record Date set forth in paragraph 3(a) above

                              Class A                                   2.93200%
                              Class B                                   0.26500%
                              CIA Inv. Amt.                             0.33600%
                                                                ----------------
                              Total                                     3.53300%

      (d)  During the Amortization Period: The Invested
           Amount as of _______ (the last day of the Revolving
           Period)
                              Class A                                        N/A
                              Class B                                        N/A
                              CIA Inv. Amt.                                  N/A
                                                                ----------------
                              Total                                          N/A

      (e)  The Fixed/Floating Allocation Percentage: The
           Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
           Receivables set forth in paragraph 3(a) above

                              Class A                                        N/A
                              Class B                                        N/A
                              CIA Inv. Amt.                                  N/A
                                                                ----------------
                              Total                                          N/A

  4.  Delinquent Balances.
      --------------------

      The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

      (a)  35 - 64 days                                          $334,889,318.40
      (b)  65 - 94 days                                           197,308,239.82
      (c)  95 - 124 days                                          139,981,378.10
      (d)  125 - 154 days                                         124,751,619.01
      (e)  155 - 184 days                                          99,164,564.36
      (f)  185 or more days                                        81,101,689.97
                                                                ----------------
                               Total                             $977,196,809.66
                                                                ================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1996-4
Page 4

 5. Monthly Investor Default Amount.
    --------------------------------

    (a)      The aggregate amount of all defaulted Principal
             Receivables written off as uncollectible during the Monthly Period allocable to the Invested
             Amount (the aggregate "Investor Default
             Amount")

                                     Class A                       $2,146,470.16
                                     Class B                          193,955.04
                                     CIA Inv. Amt.                    245,684.97
                                                                ----------------
                                     Total                         $2,586,110.17
                                                                ================


 6. Investor Charge-Offs & Reimbursements of Charge-Offs.
    -----------------------------------------------------

    (a)      The aggregate amount of Class A Investor Charge-
             Offs and the reductions in the Class B Invested
             Amount and the CIA Invested Amount

                                     Class A                               $0.00
                                     Class B                                0.00
                                     CIA Inv. Amt.                          0.00
                                                                ----------------
                                     Total                                 $0.00
                                                                ================

    (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                     Class A                               $0.00
                                     Class B                                0.00
                                     CIA Inv. Amt.                          0.00
                                                                ----------------
                                     Total                                 $0.00
                                                                ================


    (c)      The aggregate amount of Class A Investor Charge-
             Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA Invested Amount

                                     Class A                               $0.00
                                     Class B                                0.00
                                     CIA Inv. Amt.                          0.00
                                                                ----------------
                                     Total                                 $0.00
                                                                ================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1996-4
Page 5


    (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                     Class A                               $0.00
                                     Class B                                0.00
                                     CIA Inv. Amt.                          0.00
                                                                ----------------
                                     Total                                 $0.00
                                                                ================

7.  Investor Servicing Fee.
    -----------------------

    (a)    The amount of the Investor Monthly Servicing Fee
           payable by the Trust to the Servicer for the
           Monthly Period
                                      Class A                        $625,000.00
                                      Class B                          56,475.00
                                      CIA Inv. Amt.                    71,537.50
                                                                ----------------
                                      Total                          $753,012.50
                                                                ================

8.  Reallocated Principal Collections
    ---------------------------------

    The amount of Reallocated CIA and Class B
    Principal Collections applied in respect of Interest
    Shortfalls, Investor Default Amounts or Investor
    Charge-Offs for the prior month.

                                       Class B                             $0.00
                                       CIA Inv. Amt.                        0.00
                                                                ----------------
                                       Total                               $0.00
                                                                ================

9.  CIA Invested Amount
    -------------------

    (a)    The amount of the CIA Invested Amount as of the
           close of business on the related Distribution Date
           after giving effect to withdrawals, deposits and
           payments to be made in respect of the preceding
           month
                                                                  $57,230,000.00
    (b)    The Required CIA Invested Amount as of the
           close of business on the related Distribution Date
           after giving effect to withdrawals, deposits and
           payments to be made in respect of the preceding
           month
                                                                  $57,230,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1996-4
Page 6

    10. The Pool Factor.
        ---------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                     Class A                          1.00000000
                                     Class B                          1.00000000
                                                             -------------------
                                     Total (weighted avg.)            1.00000000

    11. The Portfolio Yield
        -------------------

        The Portfolio Yield for the related Monthly Period               10.82%

    12. The Base Rate
        -------------

        The Base Rate for the related Monthly Period                      7.81%



C.  Information Regarding the Principal Funding Account
    ---------------------------------------------------

    1.  Accumulation Period
        -------------------

        (a)      Accumulation Period commencement date                  07/31/05

        (b)      Accumulation Period length (months)                           1

        (c)      Accumulation Period Factor                                25.77

        (d)      Required Accumulation Factor Number                          11

        (e)      Controlled Accumulation Amount                  $602,410,000.00

        (f)      Minumum Payment Rate (last 12 months)                     9.54%


    2.  Principal Funding Account
        -------------------------

    Beginning Balance                                                      $0.00
        Plus:   Principal Collections for Related Monthly
                Period from Principal Account                               0.00
        Plus:   Interest on Principal Funding Account Balance
                for Related Monthly Period                                   N/A
        Less:   Withdrawals to Finance Charge Account                        N/A
        Less:   Withdrawals to Distribution Account                         0.00
                                                             -------------------
    Ending Balance                                                         $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1996-4
Page 7


    3.  Accumulation Shortfall
        ----------------------

               The Controlled Deposit Amount for the previous
               Monthly Period                                                N/A

        Less:  The amount deposited into the Principal Funding
               Account for the Previous Monthly Period                       N/A
                                                               -----------------

               Accumulation Shortfall                                        N/A
                                                               =================

               Aggregate Accumulation Shortfalls                             N/A
                                                               =================

    4.  Principal Funding Investment Shortfall
        --------------------------------------

               Covered Amount                                                N/A

        Less:  Principal Funding Investment Proceeds                         N/A
                                                               -----------------

               Principal Funding Investment Shortfall                        N/A

D.  Information Regarding the Reserve Account
    -----------------------------------------

    1.  Required Reserve Account Analysis
        ---------------------------------

        (a)    Required Reserve Account Amount percentage
               (0.5% of Class A Invested Amount or other amount
               designated by Transferor)                                   $0.00

        (b)    Required Reserve Account Amount ($)                          0.00

        (c)    Required Reserve Account Balance after effect of             0.00
               any transfers on the Related Transfer Date

        (d)    Reserve Draw Amount transferred to the Finance
               Charge Account on the Related Transfer Date                 $0.00

    2.  Reserve Account Investment Proceeds
        -----------------------------------

        Reserve Account Investment Proceeds transferred to the
        Finance Charge Account on the Related Transfer Date                  N/A

    3.  Withdrawals from the Reserve Account
        ------------------------------------

        Total Withdrawals from the Reserve Account transferred
        to the Finance Charge Account on the Related Transfer
        Date (1(d) plus 2 above)                                             N/A

    4.  The Portfolio Adjusted Yield
        ----------------------------

        The Portfolio Adjusted Yield for the related Mthly Period          3.99%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                        FIRST USA BANK
                                        as Servicer


                                        By: /s/ W. Todd Peterson
                                            ---------------------------
                                            W. Todd Peterson
                                            Vice President